UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 9, 2020

Kaival Brands Innovations Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56016	83-3492907
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 N. Wickham Road, Suite 130

Melbourne, Florida 32935

(Address of principal executive office, including zip code)

Telephone: (833) 452-4825

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 9, 2020, Kaival Brands Innovations Group, Inc., a Delaware corporation (the “Company”), entered into an exclusive distribution agreement (the “Distribution Agreement”) with Bidi Vapor, LLC, a Florida limited liability company (“Bidi”), whereby Bidi granted the Company an exclusive worldwide right to distribute electronic nicotine delivery systems and related components (all such products whether now or hereafter made available for sale by Bidi are referred to as the “Products”) for sale and resale to both retail level customers (“Retail Customers”) and non-retail level customers (“Non-Retail Customers”). Bidi’s primary product is the “Bidi Stick.”

Bidi is considered a related party to the Company because the Company’s Chief Executive Officer, Chief Financial Officer, and director, Mr. Nirajkumar Patel, owns and controls Bidi. Mr. Patel is also a beneficial owner of the entity that is the Company’s largest controlling stockholder. Thus, the Company and Bidi are under common control.

Pursuant to the terms of the Agreement, Bidi is responsible for providing the Company with all branding, logos, and marketing materials to be utilized by the Company in connection with the Company’s marketing and promotion of the Products. Initially, the Company intends to begin marketing activities through its own efforts; however, the exact marketing methods the Company intends to utilize has not been determined with any level of specificity at this point in time. In addition to commencing internal marketing efforts, it is the Company’s intention to outsource the majority of its marketing activities to a marketing firm. The Company has not identified the marketing firm(s) it may engage, nor has the Company determined exactly when it will engage any such marketing firm. Given our historical lack of revenue, and the implementation of our new business plan, additional financing will be required in order to fulfill our objectives and all such plans relating to our marketing activities remain in development.

The Company will process all sales made to Retail Customers and Non-Retail Customers, with all sales to Retail Customers to be made through the website, www.bidivapor.com. The Company is responsible for providing all customer service and support at its own expense. Bidi will set the minimum prices for all sales made by the Company.

With respect to sales to Non-Retail Customers, the Company will submit purchase orders to Bidi, and Bidi will be responsible for shipping any and all products directly to these Non-Retail Customers. However, in the case of Retail Customers, the Company will maintain adequate inventory levels of all Products in order to meet these customers’ demand, and will be responsible for delivering all Products sold to these Retail Customers.

The Agreement has a term of one year and automatically renews for successive one-year terms, unless either party provides the other party with written notice of its intention not to renew at least sixty (60) days prior to the expiration of the then-current term. Either party is entitled to terminate the Agreement at any time in the event of material breach by the other party that remains uncured after thirty (30) calendar days following written notice thereof. In such event, termination is effective immediately and automatically upon the expiration of the applicable notice period, without further notice or action by either party. Either party may terminate the Agreement and any outstanding purchase orders immediately, at its option, upon written notice if the other party (i) becomes or is declared insolvent or bankrupt, (ii) is the subject of a voluntary or involuntary bankruptcy or other proceeding related to its liquidation or solvency, which proceeding is not dismissed within sixty (60) calendar days after its filing, (iii) ceases to do business in the normal course, or (iv) makes an assignment for the benefit of creditors. Bidi is also entitled to terminate the Agreement at any time upon written notice to the Company if the Company fails to satisfy the minimum purchase threshold for any applicable period (as set forth in the Agreement).

Upon consummation of the transactions contemplated by the Agreement, the Company will have commenced business operations. The Company believes that over the course of the next twelve months, it will need to raise capital to achieve its business objections; however, there can be no assurance that we will be able to raise any required capital or that capital will be available to us at acceptable terms, or at all. In the interim period, the Company intends to entirely on its officers and directors to fund the Company, but they are under no legal obligation to do so.

As a result of the commencement of business operations, the Company intends to initially hire independent contractors, as the need arises, to perform tasks that the Company’s management team cannot personally devote their time to. In the future, the Company may also evaluate whether the hiring of employees is needed. The Company cannot provide any assurance as to the timing of the hiring of any independent contractors or employees, the number of independent contractors or employees that the Company may hire, and whether acceptable independent contractors or employees will be available to the Company at that time.

The above description of the Agreement does not purport to be complete and is qualified in its entirety by the full text of such Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

On March 9, 2020, the Company issued a press release announcing its entry into the Agreement as described above under Item 1.01. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (“Current Report”).

The information in Exhibit 99.1 shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

FORWARD LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks, uncertainties, and assumptions that are difficult to predict. All statements other than statements of historical fact contained in this Current Report, including statements regarding future events, our future financial performance, business strategy, and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” or “should,” or the negative of these terms or other comparable terminology. The forward-looking statements made herein are based on the Company’s current expectations. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation, its limited operating history, competitive factors in the Company’s industry and market, and other general economic conditions. The forward-looking statements made herein are based on the Company’s current expectations, assumptions, and projections, which could provide to be incorrect. The forward-looking statements made herein speak only as of the date of this Current Report and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law.

ITEM 9.01 FINANCIAL STATEMENTS

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1*	Exclusive Distribution Agreement by and between Kaival Brands Innovations Group, Inc. and Bidi Vapor LLC, dated March 9, 2020.
99.1	Press Release dated March 9, 2020.

*Schedules and Exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any Schedule or Exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Kaival Brands Innovations Group, Inc.

By: /s/ Nirajkumar Patel

Nirajkumar Patel

Chief Executive Officer, Chief Financial Officer, and a Director

Dated: March 9, 2020